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                                                                    Exhibit 10.8
                    ASSIGNMENT OF ASSET PURCHASE AGREEMENT
                    --------------------------------------

     FOR VALUE RECEIVED the undersigned, Master Printing, Inc., a Tennessee corporation ("Assignor"), hereby assigns, conveys, transfers, and quit claims, and delegates, any and all of its rights and obligations under that certain Asset Purchase Agreement executed as of the 20/th/ day of May, 1997 by among and between Sutherland Printing Company, Inc., an Iowa corporation ("Seller"), David Sutherland, III, ("Sutherland") and Assignor (hereinafter the "Agreement") to Premier Graphics, Inc., a Delaware corporation, incorporated as of the 3rd day of June, 1997; provided, however, that the obligation to pay the Purchase Price, and the obligation under paragraph 8.5 of the Agreement, shall remain the obligation of Assignor or its successor Master Graphics, Inc., a Delaware corporation, with whom Assignor shall be merged.

     Executed this the 19th day of June, 1997.

                                   MASTER PRINTING, INC.



                                   By: /s/ John P. Miller
                                       ------------------
                                       John P. Miller, President

                          APPROVAL AND ACKNOWLEDGMENT
                          ---------------------------

     FOR VALUE RECEIVED, Sutherland Printing Company, Inc., an Iowa corporation ("Seller") and David Sutherland, III ("Sutherland") hereby approve of, consent to and acknowledge the assignment and delegation Premier Graphics, Inc. Further, Seller and Sutherland consent to, approve, and acknowledge, the merger of Assignor into Premier Graphics, Inc., a Delaware Corporation, which shall assume the obligation to pay the Purchase Price and the obligations of Assignor under paragraph 8.5 of the Asset Purchase Agreement.

     Executed this the 19th day of June, 1997.

                                   SUTHERLAND PRINTING COMPANY, INC.



                                   By: /s/ David Sutherland, III
                                       -------------------------
                                       David Sutherland, III, President



                                   By:  /s/ David Sutherland, III
                                        -------------------------
                                        David Sutherland, III